GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2017
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GOODWILL AND INTANGIBLE ASSETS
7.	GOODWILL AND INTANGIBLE ASSETS

Goodwill relating to Mocha Clubs, a reporting unit, and other intangible assets with indefinite useful lives, representing trademarks of Mocha Clubs, are not amortized. Goodwill and intangible assets arose from the acquisition of Mocha Slot Group Limited and its subsidiaries by the Group in 2006.

When performing the impairment analysis for goodwill and trademarks of Mocha Clubs, the Group may first perform a qualitative assessment to determine whether it is more likely than not that the asset is impaired. If the Group determines a qualitative assessment is to be performed, the Group assesses certain qualitative factors including, but not limited to, the results of the most recent quantitative impairment test, operating results and projected operating results, and macro-economic and industry conditions. If the Group elects to perform a qualitative assessment and determined that it is more likely than not that the asset is impaired after assessing the qualitative factors, the Group then performs a quantitative impairment test.

To perform a quantitative impairment test of goodwill, the Group performs an assessment that consists of a comparison of the carrying value of the reporting unit with its fair value. If the carrying value of a reporting unit exceeds its fair value, the Group would perform the second step in its assessment process and record an impairment loss to earnings to the extent the carrying amount of the reporting unit’s goodwill exceeds its implied fair value. The Group estimates the fair value of the reporting unit through internal analysis and external valuations, which utilize income and market valuation approaches through the application of capitalized earnings and discounted cash flow methods. These valuation techniques are based on a number of estimates and assumptions, including the projected future operating results of the reporting unit, discount rates, long-term growth rates and market comparables.

To perform a quantitative impairment test of the trademarks of Mocha Clubs, the Group performs an assessment that consists of a comparison of their carrying values with their fair values using the relief-from-royalty method. Under this method, the Group estimates the fair values of the trademarks through internal and external valuations, mainly based on the incremental after-tax cash flow representing the royalties that the Group is relieved from paying given we are the owner of the trademarks. These valuation techniques are based on a number of estimates and assumptions, including the projected future revenues of the trademarks, calculated using an appropriate royalty rate, discount rate and long-term growth rates.

The Group has performed annual tests for impairment of goodwill and trademarks in accordance with the accounting standards regarding goodwill and other intangible assets. As of December 31, 2017, the Group performed qualitative assessments for goodwill and trademarks and determined that it was not more likely than not that goodwill and trademarks were impaired. As of December 31, 2016 and 2015, the detailed quantitative impairment tests were performed and computed the fair value of the reporting unit was in excess of the carrying amount and fair values of the trademarks were in excess of their carrying amounts. As a result of these assessments, no impairment loss has been recognized during the years ended December 31, 2017, 2016 and 2015.